UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

Montrose Environmental Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39394	46-4195044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5120 Northshore Drive
North Little Rock, Arkansas		72118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 501 900-6400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000004 par value per share	MEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Current Report on Form 8-K filed by Montrose Environmental Group, Inc. (the “Company”) on May 8, 2024, at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), stockholders of the Company approved amendments to Section 5.2 of Article V and Sections 10.1 and 10.2 of Article X of the Company’s amended and restated Certificate of Incorporation (the “Certificate of Incorporation”) to remove the supermajority voting requirements contained in those sections which required the holders of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, for stockholders to (i) adopt, amend or repeal, or to adopt any provision of the Certificate of Incorporation; (ii) adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation (the “Bylaws”); and (iii) remove directors from office for cause. These amendments to the Certificate of Incorporation became effective upon the filing of a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 10, 2024.

In connection with approving the proposed amendments to the Certificate of Incorporation and recommending them to the Company’s stockholders for approval, as disclosed in the Company’s 2024 definitive proxy statement filed on March 25 in connection with the Annual Meeting, the Board of Directors approved conforming amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to remove the supermajority voting requirements contained int eh Bylaws, with such Bylaw amendments contingent upon stockholder approval and implementation of the corresponding amendments to the Certificate of Incorporation. Accordingly, these amendments to the Bylaws became effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on May 10, 2024.

The foregoing description of the amendments to the Certificate of Incorporation and Bylaws is not complete and is qualified in its entirety by reference to the Certificate of Amendment and the Bylaws, as so amended, each dated May 10, 2024, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Montrose Environmental Group, Inc., dated May 10, 2024.
3.2	Amended and Restated Bylaws of Montrose Environmental Group, Inc., effective May 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montrose Environmental Group, Inc.

Date:	May 10, 2024	By:	/s/ Nasym Afsari
Name: Nasym Afsari Title: General Counsel and Secretary